Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA 8
File No. 811-09859, CIK 0001064458
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA 8, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 0000778207);

•	The Alger American Fund (CIK: 0000822671).

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000822671).

•	Dreyfus Variable Investment Fund (CIK: 0000813383).

•	The Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 0000890064).

•	Dreyfus Investment Portfolio (CIK:0001056707).

•	Franklin Templeton Variable Insurance Products Trust (CIK: 0000837274).

•	Janus Aspen Series EDGAR (CIK:0000906185).

•	MFS® Variable Insurance Trust (CIK: 0000918571).

•	The Universal Institutional Funds, Inc. EDGAR (CIK: 0001011378).

•	Fidelity Variable Insurance Products Fund (CIK: 0000356494), (CIK: 0000831016) (CIK: 0000927384).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company